Exhibit 99.1

Casey’s General Store Delivering Value Now and Into the Future  August 2010

Forward-Looking Statements Casey’s General Store  This communication contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements represent our expectations or beliefs concerning future events that may not prove to be accurate. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions are used to identify forward-looking statements. We caution you that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including the risk that our cash balances and cash generated from operations and financing activities will not be sufficient for our future liquidity and capital resource needs, competition in the industry in which we operate, changes in the price or supply of gasoline, tax increases or other changes in the price of or demand for tobacco products, potential liabilities and expenditures related to compliance with environmental and other laws and regulations, the seasonality of demand patterns, weather conditions, future actions by Couche-Tard in connection with its unsolicited tender offer to acquire Casey’s, the risk that disruptions or uncertainty from Couche-Tard’s unsolicited tender offer will divert management’s time and harm Casey’s relationships with our customers, employees and suppliers; the increased indebtedness that the Company has incurred to purchase shares of our common stock in our self tender offer; the price at which we ultimately determine to purchase shares of our common stock in our self tender offer and the number of shares tendered in such offer; the price and time at which we may make any additional repurchases of our common stock following completion of our self tender offer as well as the number of shares acquired in such repurchases and the terms, timing, cost and interest rate on any indebtedness incurred to fund such repurchases; and the other risks and uncertainties included from time to time in our filings with the SEC. We further caution you that other factors we have not identified may in the future prove to be important in affecting our business and results of operations. We ask you not to place undue reliance on any forward-looking statements because they speak only of our views as of the statement dates. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Delivering Value Now and Into the Future Summary Casey’s is an industry-leading retailer, with a history of consistent sector outperformance and shareholder value creation Casey’s has a bright future, driven by significant growth opportunities and disciplined gross profit expansion Our recently announced recapitalization plan is highly accretive at all purchase prices in our tender offer range Given the strength of Casey’s business and our ability to create far greater value for shareholders, our Board has unanimously rejected Couche-Tard’s inadequate and opportunistic offer

Agenda  1.  Strong and Consistent Track Record of Delivering Value  2.  Casey’s Business and Strategy – The Platform for Future Growth  3.  Couche-Tard’s Inadequate Offer and Attempt to Replace Casey’s Board  4.  Conclusion  Appendix: Additional Information

1. Strong and Consistent Track Record of Delivering Value

1. Strong and Consistent Track Record of Delivering Value  A  Track Record of Delivering Results  B  Outlook  C  The Recapitalization Plan and Its Impact on Casey’s  D  Casey’s Plan Delivers Superior Value Over Couche-Tard’s Offer

A  Track Record of Delivering Results Casey’s Long Track Record of Strong Top Line Results…  Revenue Profile — Inside Sales (2001-2010) ($ in millions)  % Growth: $673 $788 $851 $871 $928 $1,014 $1,143 $1,273 $1,367 $1,460  +8.9% +17.0% +8.0% +2.4% +6.6% +9.2% +12.8% +11.3% +7.4% +6.8% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010  Inside Sales ($ in mm) Inside Gross Margin: 37% 35% 36% 37% 37% 40% 40% 41% 41% 42% Gasoline Volumes — Gasoline Gallons Sold (2001-2010) (‘000s) % Growth:  800 928 917 972 1,010 1,094 1,194 1,219 1,242 1,283  +2.1% +15.9% -1.1% +6.0% +3.9% +8.3% +9.2% +2.1% +1.9% +3.3%  2001 2002 2003 2004 2005 2006 2007 2008 2009 2010  # of Gallons (in ‘000s) Gasoline Margin per Gallon: 11.3¢ 9.3¢ 11.0¢ 10.2¢ 10.8¢ 11.5¢ 10.4¢ 13.9¢ 12.9¢ 13.9¢  Source: Public filings Note: fiscal year ending April

A  Track Record of Delivering Results …and Inside Same Store Sales Outperformance…Inside Same Store Sales Growth (2006-2010)  6.0% 6.0% 7.9% 6.7% 3.5% 2006 2007 2008 2009 2010 Insider Same Store Sales Growth (Past 10 Quarters) 6.1% 5.4% 6.4% 6.0% 6.9% 7.8% 6.5% 2.3% 1.7% 3.7%  Q3’08 Q4’08 Q1’09 Q2’09 Q3’09 Q4’09 Q1’10 Q2’10 Q3’10 Q4’10  Source: Management  Note: Fiscal year ending April

A  Track Record of Delivering Results …Has Driven Consistent, Superior Shareholder Returns EPS Growth (2001-2010)  % Growth:  $0.76 $0.58 $0.80 $0.73 $0.73 $1.19 $1.22 $1.67 $1.68 $2.29  -2.6% -23.7% +37.9% -8.7% 0.0% +63.0% +2.5% +36.9% +0.6% +36.3%  2001 2002 2003 2004 2005 2006 2007 2008 2009 2010  EPS ($ per share) Cumulative Total Returns (2001-2010)  Implied 2001-2010 Annualized Return(2): 13% 1% 3% 1% 11% 2% 11% 3% 42% 5% 44% 7% 83% 8% 115% 11% 89% 13% 128% 16% 231%  2001 2002 2003 2004 2005 2006 2007 2008 2009 2010  Stock Appreciation  Dividend Yield(1) Total Return(2):  4% 13% 13% 45% 49% 90% 123% 100% 141% 247% Source: Public filings Note: Fiscal year ending April  ¹ Calculated as cumulative dividends divided by stock price at the beginning of FY2001 (May 1, 2000). Assumes dividends are not reinvested. 2 Calculated as cumulative share price appreciation plus dividend yield since the beginning of FY2001.  3 Implied compounded annual return assuming total cumulative return of 247% over the period.

A  Track Record of Delivering Results Casey’s Stock Has Historically Outperformed Peers and the S&P 500  Casey’s Outperformance Prior to Couche-Tard’s Public Offer (Last 3 Years)  Indexed Stock Price  140% 120% 100% 80% 60% 40% 20%  24.0% (17.9)% (46.3)%  Apr-2007 Oct-2007 Apr-2008 Oct-2008 Apr-2009 Oct-2009 Apr-2010  Daily from 09-Apr-2007 to 08-Apr-2010  Casey’s C-Store Peers S&P 500 Index  Source: Bloomberg  Note: C-Store Peers includes Couche-Tard, Susser and The Pantry

B  Outlook Strategic Roadmap for Achieving Continued Growth Maintain leadership position in the smaller towns we serve as the destination location for general store and convenience store needs Implement new store design features in our store base, capitalizing on high-margin, high-turning categories Increase brand loyalty through continual innovation in our prepared product offering  Expand our footprint in adjacent markets through new store openings and strategic acquisitions in locations where we can achieve attractive returns on our investment

B

# Outlook

## Casey's Projected Growth Throughout 2011

| FY2011 Performance Goals | Observations |
|---|---|
| Same-store sales growth goals:<br>■ Gasoline gallons: 1%<br>■ Grocery and other merchandise: 6%<br>■ Prepared food and fountain: 8% | ■ Consistent with Casey's historical results<br>■ Benefits from cyclical recovery<br>■ Incremental growth from Casey's differentiated proprietary food strategy and store investment program |
| Margin goals<br>■ Gasoline margin per gallon: 13.5¢<br>■ Grocery and other merchandise: 33.9%<br>■ Prepared food and fountain: 63.1% | ■ Expects favorable gas margin environment will continue<br>■ New store design focuses on high-margin, high-turning product categories<br>■ Proven ability to implement price increases |
| ■ Store unit growth of ~4-6% | ■ Continuously evaluating acquisition opportunities<br>■ Actively seeking to enter new states - binding commitments for Arkansas expansion |
| ■ New store design – 20 anticipated replacements and 20 anticipated major remodels | ■ Financed through cash flow from operations as part of store investment program |

Source: Casey's press releases, public filings

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C  The Recapitalization Plan and Its Impact on Casey’s Overview of Casey’s Highly Accretive Recapitalization Plan The Board believes that Casey’s stock is meaningfully undervalued at recent trading levels and has decided to pursue a significant recapitalization of Casey’s Up to $500MM repurchase of Casey’s shares through a modified “Dutch auction” self-tender  Repurchase range of $38-40/share  Funded by new debt raised at favorable financing rates  The Board anticipates that this recapitalization will be highly accretive to Casey’s shareholders  Financing at 5.22% borrowing cost, lowest rate in the Company’s history  Proceeds from new debt also used to repay notes issued in 1995 and 1999 with coupons from 6.84% to 7.38%  The Board believes the recapitalization plan will benefit both remaining and selling shareholders  Accretive financial impact will provide a significant benefit to remaining shareholders  Provides shareholders who prefer liquidity with immediate value well in excess of Couche-Tard’s offer  The Board and executive management firmly believe in the upside potential of Casey’s  Significantly accretive in FY2011 and even more so in FY2012 Source: Casey’s press releases, public filings

C  The Recapitalization Plan and Its Impact on Casey’s Casey’s Recap Plan Has Been Well-Received By the Market…  Research Analyst Commentary  “Long-term investors should be pleased with greater ownership in what we view as an attractively valued company which will see upward EPS revisions and ROE following the recap.  Over the next 12 months shares could move above $44 following the recapitalization as shareholder returns nearly double and management executes its growth plans funded with impressive cash flow.” — Morgan Keegan, 28-Jul-2010 “As evidenced by consensus-topping 4Q:F10 EPS and better-than-expected same-store sales, we argue that Casey’s solidified its position as the best-run publicly-traded convenience store operator. Our revised $48 target is based on 16x our updated F2012 EPS estimate of $3.00 (up from $2.58). Our previous price target was based on 16x our prior C2011 EPS estimate of $2.52.” — Sidoti & Company, 28-Jul-2010 “We believe Casey’s recently announced Dutch self-tender offer will be immediately accretive to earnings once executed… This increases our FY11 EPS estimated to $2.66 from $2.46 and increases our FY12 EPS estimated to $3.27 from $2.89 versus consensus of $2.53 and $2.91, respectively.” — BMO Capital Markets, 6-Aug-2010 “We are raising our target price to $46 from $43, suggesting a target P/E of 14.8 times likely fiscal 2012 EPS of $3.10.  This represents a 10% premium to CASY’s present relative valuation to other grocery and convenience store retailers, we believe it is supported by accelerating unit development that suggests a long-term acceleration in EPS growth. And the recap will drive this EPS growth rate even higher. This will position CASY as the faster grower in this peer group.”  — Feltl and Company, 28-Jul-2010 Source:  Wall Street research

C  The Recapitalization Plan and Its Impact on Casey’s …Triggering Upward Price Target and EPS Revisions Equity Analyst Price Targets  Couch-Tard’s Offer Price: $36.75  Miller Tabak BofA Merrill Lynch BMO Capital Markets Northcoast Research Morgan Keegan RBC Capital Markets Feltl and Company  Sidoti  $33.00 $30.00 $36.00 $29.70 $40.00 $39.00 $39.00 $39.00 $42.00 $44.00 $44.00 $46.00 $50.00  April 8, 2010 Target (1)  July 27, 2010 Target (2) Current Target Changes in Street Estimates of FY2011 EPS % Total Change: +12.4%  $2.26  $2.48  $2.54  8-Apr-10 (1) 27-Jul-10(2) Current Changes in Street Estimates of FY2012 EPS % Total Change: +12.4%  $2.55 $2.78 $2.87  8-Apr-10 (1) 27-Jul-10 (2) Current Source: IBES, Wall Street research Note: Street estimates represents the median available estimates for 8 analysts that currently cover Casey’s 1  8-Apr-10 was the day prior to the public announcement of Couche-Tard’s unsolicited proposal to acquire Casey’s for $36.00 per share in cash. 2  27-Jul-10 was the day prior to the announcement of our recapitalization plan.

C  The Recapitalization Plan and Its Impact on Casey’s Casey’s Growth Plan and Advantageous Financing Will Deliver Significant Returns FY2011 EPS Estimates total Change: + 19.3% - 20.6%  $2.26 $2.48 $2.70 - $2.72  Street Consensus 8-Apr-2010(1)  Street Consensus Pre-Recap  Consensus Pro Forma for Recap (2) FY2011PF EPS Estimates(3)  % Total Change: +26.5% - 28.7%  $2.26 $2.48 $2.86 - $2.91  Street Consensus 8-Apr-2010 (1)  Street Consensus Pre-Recap  Consensus Pro Forma for Recap (2) FY2012 EPS Estimates % Total Change: +27.7% - 29.9%  $2.55 $2.78 $3.26 - $3.31  Street Consensus 8-Apr-2010 (1)  Street Consensus Pre-Recap  Consensus Pro Forma for Recap (2) Source: IBES, Casey’s press releases, public filings(1) 8-Apr-10 was the day prior to the public announcement of Couche-Tard’s unsolicited proposal to acquire Casey’s for $36.00 per share in cash.(2) Assumes $569mm of 5.22% senior unsecured notes funded on August 9, 2010. Assumes $59mm of proceeds used in connection with the prepayment of Senior Notes with interest rates between 6.18% to 7.23% and 7.38% Senior Notes. Assumes up to $500mm shares repurchased on August 25, 2010 at $40.00 and $38.00 at the low end and high end of the repurchase range, respectively. 3 Pro forma assumes recapitalization transaction occurs at the beginning of FY2011 (April 30, 2010).

C The Recapitalization Plan and Its Impact on Casey’s  Casey’s Growth Plan and Advantageous Financing Will Deliver Significant Returns Consensus EPS Performance Over Time Pro-Forma for Recap Up to 20% 2-Year EPS CAGR  $2.29  $2.70 - $2.72  $3.26 - $3.31  FY10  FY11 Pro Forma  FY12 Pro Forma Source: IBES, Casey’s press releases, public filings Note: Pro Forma estimates assumes $569mm of 5.22% senior unsecured notes funded on August 9, 2010. Assumes $59mm of proceeds used in connection with the prepayment of Senior Notes with interest rates between 6.18% to 7.23% and 7.38% Senior Notes. Assumes up to $500mm shares repurchased on August 25, 2010 at $40.00 and $38.00 at the low end and high end of the repurchase range, respectively

# C The Recapitalization Plan and Its Impact on Casey's

## Casey's Growth Plan and Advantageous Financing Will Deliver Significant Returns

**Pro Forma Financial Information ($ in millions, except per share figures)**

| | FY2011 | FY2011PF[1] | FY2012 |
|---|---|---|---|
| IBES EPS Consensus Pre-Recap Announcement | $ 2.48 | $ 2.48 | $ 2.78 |
| Current Shares Outstanding (mm) | 50.9 | 50.9 | 50.9 |
| Implied Net Income | $ 126 | $ 126 | $ 142 |
| | | | |
| Less: Incremental Interest Expense from Recap | $(21) | $(30) | $(30) |
| Plus: Interest Expense from Debt Repayment | 3 | 4 | 4 |
| Plus: Tax Benefit from Incremental Interest Expense | 6 | 9 | 9 |
| Pro Forma Net Income | $ 114 | $ 110 | $ 125 |
| | | | |
| **Assumes $500mm Shares Repurchased at $38.00 per Share** | | | |
| Pro Forma Weighted Average Shares Outstanding | 42.0 | 37.8 | 37.8 |
| Pro Forma EPS | $ 2.72 | $ 2.91 | $ 3.31 |
| *Accretion ($)* | *$ 0.24* | *$ 0.43* | *$ 0.53* |
| *Accretion (%)* | *10 %* | *17 %* | *19 %* |
| | | | |
| **Assumes $500mm Shares Repurchased at $40.00 per Share** | | | |
| Pro Forma Weighted Average Shares Outstanding | 42.4 | 38.4 | 38.4 |
| Pro Forma EPS | $ 2.70 | $ 2.86 | $ 3.26 |
| *Accretion ($)* | *$ 0.22* | *$ 0.38* | *$ 0.48* |
| *Accretion (%)* | *9 %* | *15 %* | *17 %* |

Source: IBES, Casey's press releases, public filings

Note: Pro Forma estimates assumes $569mm of 5.22% senior unsecured notes funded on August 9, 2010. Assumes $59mm of proceeds used in connection with the prepayment of Senior Notes with interest rates between 6.18% to 7.23% and 7.38% Senior Notes. Assumes up to $500mm shares repurchased on August 25, 2010 at $40.00 and $38.00 at the low end and high end of the repurchase range, respectively

Note: Excludes the loss from early extinguishment of debt and corresponding tax effect related to the prepayment of the 1995 Notes and 1999 Notes calculated as of August 6, 2010

[1] Assumes recapitalization transaction occurs at the beginning of FY2011 (April 30, 2010).

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D  Casey’s Plan Delivers Superior Value Over Couche-Tard’s Offer  Casey’s Board Recommends That Shareholders Reject Couche-Tard’s Inadequate and Opportunistic Offer Casey’s Board underwent a thorough review of Couche-Tard’s initial and revised offer Experienced Board with 7 of 8 independent directors  Conducted in consultation with Casey’s financial advisor, Goldman Sachs, and legal advisors, Cravath, Swaine & Moore LLP and Ahlers & Cooney, PC  Casey’s Board unanimously decided that Couche-Tard’s $36.75 per share offer is inadequate, opportunistic, and not in the best interests of Casey’s and its shareholders, based on factors including that the offer:  Substantially undervalues Casey’s and that the Company’s performance, growth opportunities, balance sheet and human capital can create far greater value for shareholders, which is further enhanced by Casey’s recapitalization plan  Is an attempt to utilize Casey’s strong balance sheet and real estate position to subsidize the offer, thereby transferring value from Casey’s stockholders to Couche-Tard’s  Is highly opportunistic and is intended to take advantage of equity market volatility  Represents a low premium relative to precedent transactions and a low EBITDA multiple relative to historical trading multiples, and does not reflect Casey’s best-in-class performance and growth opportunities  Is highly conditional and lacks committed financing despite four months of Couche-Tard’s efforts  Is being furthered by questionable tactics, including alleged market manipulation and misleading statements  Would adversely impact Casey’s other constituencies

2. Casey’s Business and Strategy – The Platform for Future Growth

Overview of Casey’s Business and Strategy A  Best in Class Retailer with Industry Leading Margins B  Differentiated Business Model C  Consistent Track Record of Strong Profits and Same Store Sales Growth D  Significant Growth Potential E  Strong Balance Sheet F  Substantial Real Estate Ownership G  Highly Experienced Management Team Driving significant growth in revenue, profitability and cash flows

A  Best-in-Class Retailer with Industry Leading Margins LTM Non-Fuel Gross Margin 42.1% 36.3% 33.7% 33.1%  Casey’s Susser The Pantry Couche-Tard LTM EBITDA Margin 5.9% 3.9% 3.4% 2.8%  Casey’s Couche-Tard  The Pantry  Susser Source: Public filings  Note: For Caseys, LTM period as of 30-Apr-10; For Couche-Tard, LTM period as of 25-Apr-10; For Susser, LTM period as of 04-Jul-10; For The Pantry, LTM period as of 24-Jun-1

A  Industry Leading, Proprietary Prepared Food Program  Considered an industry leader for its proprietary food program; 8.3% same store sales growth over past five fiscal years  Reinforces customer loyalty  Continuously introducing new products  Casey’s has a proven ability to effectively implement price increases in this category  Reduces volatility experienced by other convenience store operators who are more dependent on gasoline and cigarette sales  Pizza  Coffee Bar Source: Public filings

B  Casey’s Differentiated Business Model Focuses on Smaller Communities Approximately 61% of stores located in towns with populations of fewer than 5,000 Customer-oriented merchandising approach and food service offerings drive repeat traffic Strong brand awareness in core communities  Casey’s thrives on repeat local customer traffic  Not as reliant on transient traffic as more urban-focused competitors Stores by Population 13% 10% 16% 61%  < 5,000 5,000 - 10,000  10,000 - 20,000  >20,000 Source: Public filings

B  Strategically Complementary Self-Distribution Model Owns distribution center and corporate headquarters in Ankeny, Iowa Company-owned delivery trucks supply stores weekly All stores within highly efficient radius of ~500 miles One of few convenience operators to self-distribute Able to deal directly with suppliers and reduce costs Quick reaction time to changing consumer tastes Sufficient infrastructure capacity to support over 2,000 stores in total In excess of 70% of gasoline is self-distributed Source: Public filings

C  Industry Leading Inside Same Store Sales Growth Inside Same Store Sales 7.4% 4.5% 6.3% 5.0% 5.1% 5.8% 7.9% 7.6% 9.2% 11.0% 6.1% 5.4% 6.4% 6.0% 6.9% 7.8% 6.5% 2.8% 2.3% 3.7% 4.9% 3.4% 5.5% 5.0% 3.8% 4.5% 3.4% 3.7% 3.9% 5.0% 5.0% 1.6% 2.0% 1.1% 1.4% 3.5% 2.4% 2.3% 1.7% 3.1% Q1’06 Q2’06 Q3’06 Q4’06  Q1’07 Q2’07 Q3’07 Q4’07 Q1’08 Q2’08 Q3’08 Q4’08 Q1’09 Q2’09 Q3’09 Q4’09 Q1’10 Q2’10 Q3’10 Q4’10 Casey’s  Peer Average Source: Public filings and Wall Street research for peer average Note: Excludes gasoline Note: Peer Average includes Couche-Tard (U.S.), The Pantry and Susser. Note: Casey’s and Couche-Tard’s fiscal years end April; The Pantry’s fiscal year ends September; Susser’s fiscal year ends December. For comparative purposes, quarters represented in chart reflect Casey’s fiscal year quarter.

Consistent Track Record of Strong Profitability Sales and Growth ($ in mm) Gross Profit and Margin ($ in mm) EBITDA and EBITDA Margin ($ in mm) Total Gallons Sold (in mm): 1,094 1,194 1,219 1,242 1,283 Inside Sales Total Sales $1,014 $3,492 $1,143 $4,025 $1,273 $4,843 $1,367 $4,691 $1,460 $4,637 2006A 2007A 2008A 2009A 2010A $526 $585 $688 $724 $792 15% 14% 14% 15% 17% 2006A 2007A 2008A 2009A 2010A $167 $170 $212 $232 $273 5% 4% 4% 5% 6% 2006A 2007A 2008A 2009A 2010A Total Sales Growth (%): 14.9% 19.7% (3.2)% (1.1)% Inside Sales Growth (%): 12.8% 11.3% 7.4% 6.8% Source: Public filings Note: Fiscal year ending April

Significant Opportunity to Expand Business and Footprint Through Strategic Acquisitions and New Store Operations Plan to continue growth strategy with new store construction and acquisitions financed through cash flow from operations Publicly stated FY2011 goal of 4-6% store growth Disciplined approach to acquisitions has helped drive strong operational performance Focus on opening stores in locations that achieve attractive returns on investment Actively seeking to enter several new states with binding commitments for Arkansas expansion Ample capacity to support expansion plans Store Count and Store Growth (2001-2010) 1,286 3.2% 2001 1,334 3.7% 2002 1,345 0.8% 2003 1,358 1.0% 2004 1,364 0.4% 2005 1,413 3.6% 2006 1,463 3.5% 2007 1,468 0.3% 2008 1,478 0.7% 2009 1,531 3.6% 2010 Number of Stores % Growth Source: Public filings, Casey’s press releases Note: Fiscal year ending April

Store Investment Plan Drives Organic Growth New store design program based on increasing returns on investment Larger store design capitalizes on high-margin, high-turning categories Expanded food preparation space and prepared food offerings (cooler capacity, coffee and fountain offerings, made to order sub sandwiches) 132 stores currently featuring new design features (including acquired stores) Existing store conversion to be accomplished through complete replacement and major remodel initiative Publicly stated FY2011 goal to complete 20 replacements and 20 major remodels Initial results very positive with significant increases above the chain-wide average in high margin prepared food sales

New Store Design Features New Store Interior Expanded Coffee Bar Made-to-Order Sub Sandwiches

Strong Balance Sheet… Focused on maintaining strong balance sheet to provide operational and strategic flexibility Significant pro forma cash balance of $161.8mm Modest rent expense – $0.4mm in FY2010A – does not meaningfully increase leverage on an adjusted basis Debt / EBITDA (2001-2010) 1.8 x FY2001 1.8 x FY2002 1.5 x FY2003 1.5 x FY2004 1.1 x FY2005 0.9 x FY2006 1.5 x FY2007 1.0 x FY2008 0.8 x FY2009 0.7 x FY2010 2.5 x 2010PF (1) Source: Public filings Note: Fiscal year ending April 1 Pro Forma estimates assumes $569mm of 5.22% senior unsecured notes funded on August 9, 2010 . Assumes $59mm of proceeds used in connection with the prepayment of Senior Notes with interest rates between 6.18% to 7.23% and 7.38% Senior Notes.

…with the Lowest Adjusted Debt / LTM EBITDAR Level in the C-Store Sector LTM Debt / EBITDA 5.1x 4.0x 2.5x 1.1x The Pantry Susser PF Casey’s Couche-Tard Rating: B+ / B2 B+ / B2 NA / NA BB+ / Ba1 Adjusted Debt / LTM EBITDAR1 5.8x 5.1x 2.9x 2.5x The Pantry Susser Couche-Tard PF Casey’s Rating: B+ / B2 B+ / B2 BB+ / Ba1 NA / NA Source: Public filings Note: Pro Forma Casey’s metrics assume $569mm of 5.22% senior unsecured notes funded on August 9, 2010. Assumes $59mm of proceeds used in connection with the prepayment of Senior Notes with interest rates between 6.18% to 7.23% and 7.38% Senior Notes. 1 Adjusted debt includes total debt and rent adjustment. Rent capitalized at 8.0x.

Substantial Real Estate Ownership 37 104 109 97 436 296 10 377 65 Coming Soon 1,531 Stores Operates 1,531 stores Owns the land and buildings at ~98% of its store locations Land owned at 1,497 store locations Buildings owned at 1,505 store locations Source: Public filings Note: Casey’s store count as of April 30, 2010 Note: Arkansas stores coming soon

Highly Experienced Management Team Name Position Years with Casey’s Robert J. Myers President & CEO 21 Terry W. Handley Senior VP & COO 29 William J. Walljasper Senior VP & CFO 20 Sam J. Billmeyer Senior VP – Logistics & Acquisitions 19 Julia L. Jackowski Senior VP – Corporate General Counsel & Human Resources 16 Darryl F. Bacon VP – Food Service 28 Jay F. Blair VP – Transportation & Distribution 9 Hal D. Brown VP – Support Services 28 Robert C. Ford VP – Store Operations 31 Brian J. Johnson VP – Finance & Corporate Secretary 7 Michael R. Richardson VP – Marketing 32 Russell D. Sukut VP – Treasurer 23

3. Couche-Tard’s Inadequate Offer and Attempt to Replace Casey’s Board

Timeline of Couche-Tard’s Unsolicited Proposal March 9, 2010 – Casey’s received a private unsolicited proposal from Couche-Tard to acquire the Company for $36.00 per share in cash March 29, 2010 – The proposal was rejected by the Company’s Board of Directors April 9, 2010 – Couche-Tard made public its unsolicited proposal to acquire the Company for $36.00 per share in cash Within hours of its announcement, Couche-Tard sold 1,975,000 million shares of Casey’s stock at an average price of $38.43 per share June 2, 2010 – Couche-Tard commenced a tender offer at $36.00 per share in cash and announced its intent to nominate and solicit proxies for the election of a full slate of directors at the Company’s next annual meeting June 8, 2010 – The Board of Directors of Casey’s recommended that the Company’s shareholders reject Couche-Tard’s offer and not tender their shares July 12, 2010 – Couche-Tard extended its tender offer after only 19% of shares outstanding were tendered July 22, 2010 – Couche-Tard increased its offer slightly to $36.75 per share July 28, 2010 – The Board of Directors of Casey’s recommended that the Company’s shareholders reject Couche-Tard’s revised offer and not tender their shares; Casey’s announced its recapitalization plan August 2, 2010 – Couche-Tard extended its tender offer to August 30 and disclosed that 12% of shares outstanding had tendered, down from 19% on July 12 Source: Public filings, press releases

Couche-Tard’s Offer is Inadequate and Opportunistic Substantially undervalues Casey’s Industry-leading positive same store sales growth and stock price performance Significant opportunities to further expand business/geographic footprint Significant margin expansion potential New store design and remodel program Proven ability to implement price increases Favorable gas margin environment Best-in-class retailer with industry-leading margins, double-digit EPS growth and track record of returning value to shareholders Highly differentiated business model Attempt to utilize Casey’s strong balance sheet Casey’s will have a post-recapitalization balance sheet that compares favorably to its peers Casey’s owns the land and buildings for substantially all of its operations

Couche-Tard’s Offer is Inadequate and Opportunistic (Cont’d) Low valuation Does not reflect recent market performance Low premium relative to precedent transactions Low EBITDA multiple relative to historical trading multiples of the peer group Does not compensate Casey’s shareholders for synergy potential Highly conditional Tender offer is subject to multiple conditions, including a condition related to market volatility Couche-Tard has yet to secure financing over 4 months after it launched its offer Couche-Tard recently added as a condition the elimination of the change of control premium in the recapitalization transaction It is virtually impossible for the condition to be fulfilled because elimination of the premium would require the consent of all the note holders Other considerations Highly opportunistic and takes advantage of extraordinary equity market volatility Is being furthered by Couche-Tard’s questionable tactics, including alleged market manipulation Would adversely impact Casey’s other constituencies Casey’s is one of Iowa’s leading employers

Couche-Tard’s Offer Does Not Reflect Recent Sector Performance Price Performance Since Couche-Tard Bid Couche-Tard initial bid: $36.00 14.0% premium to undisturbed Couche-Tard revised bid: $36.75 16.3% premium to undisturbed 29.6% 19.2% (7.9)% Indexed Price 140% 130% 120% 110% 100% 90% 80% 8-Apr 4-May 30-May 25-Jun 21-Jul 16-Aug Daily from 08-Apr-2010 to 17-Aug-2010 Casey’s C-Store Peers S&P 500 Source: Public filings, press releases

Couche-Tard’s Offer Is Low Relative to Precedent Transactions and Historical Trading Multiples Premium vs. Precedent Transactions LTM EBITDA Multiple vs. Historical Trading Multiple (Contains No Control Premium) 16% 29% 66% 7.0 x 7.6 x Couche-Tard’s Offer Premium to Casey’s Undisturbed Price Median Premium for Cash Acquisitions (1) Median Premium for Completed Hostile Bids (1) Couche-Tard’s Offer Multiple 5-Year Average Sector Multiple (2) Source: Public filings 1 For cash transactions valued between $1 billion and $3 billion in 2009 and 2010 (year-to-date as of July 28, 2010). 2 Sector comprised of Casey’s, Couche-Tard, Susser and The Pantry.

Perspectives on Couche-Tard’s Inadequate and Opportunistic Offer Research Analysts “I think [Couche-Tard’s revised offer from $36.00 per share to $36.75 per share] is a very small gesture, in my opinion…I’ve never seen anything like this. ... I’ve never seen anyone go that incrementally to get that block of shares.” – J. Justin Akin, River Road Asset Management “Why would you ever consider the Couche-Tard bid, if you have the option to get $38 to $40?... If Couche-Tard is serious it is going to have to be above $40 right now.” – Karen Short, BMO Capital Markets “As noted in our research notes since April 9, based on the earnings outlook for CASY and prior transactions, we view an offer in the $36 range as undervaluing CASY.” – Irene Nattel, RBC Capital Markets Couche-Tard Referring to the drop in margins of gasoline at U.S. convenience stores over the preceding months, Couche-Tard CFO Raymond Paré noted, “It’s just good for the M&A environment. It’s exactly what we did not have in the past two years, that didn’t allow us to be able to close good deals.” – National Post, March 10, 2010 When “speculators moved (Casey’s) stock above $38 on the day of announcement, we simply knew at that time that we would not be buyers at that level...” – Alain Bouchard, Couche-Tard CEO, 2010 Annual Report Source: Wall Street research, Factiva, press releases

4. Conclusion

Casey’s - Delivering Value Now and Into The Future Casey’s has a strong and consistent track record of delivering value to shareholders Casey’s strategic roadmap will generate significant top-line growth and enhance profitability The highly-accretive recapitalization plan is expected to further enhance EPS and future growth for remaining shareholders, while providing liquidity at a premium to selling shareholders Couche-Tard’s revised offer substantially undervalues Casey’s and is inadequate, opportunistic and not in the best interests of shareholders Couche-Tard’s slate of director candidates is designed for one purpose – a quick sale at a low price Our Board has a superb track record of delivering value to shareholders and have all been nominated for reelection at the annual meeting Vote the WHITE proxy card today

Appendix: Additional Information

Casey’s Overview Casey’s General Stores is the 4th largest independent convenience store operator in North America 1,531 Company – owned stores in 9 Midwest states, primarily Iowa, Missouri, and Illinois LTM sales of $4.6bn and EBITDA of $273mm Approximately 61% of all Casey’s General Stores are located in areas with populations of fewer than 5,000 persons The stores carry a broad selection of food, beverages, tobacco products, health and beauty aids, automotive products, and other non-food items. All stores offer gasoline for sale on a self-service basis Casey’s owns the land and the buildings at ~98% of locations, in addition to its distribution center Sales by Category¹ Grocery & Other Merchandise 23.6% Prepared Foods & Fountain 7.9% Gasoline 68.5% LTM Sales: $4.6 billion Source: Public filings Note: Represents LTM sales and gross profit as of April 30, 2010 ¹ Other segment included in Grocery and Other Merchandise. Gross Profit by Category¹ Gasoline 22.5% Prepared & Foods Fountain 29.5% Grocery & Other Merchandise 48.0% LTM Gross Profit: $792 million

Gasoline Category ($ in millions, except gallons sold and margin per gallon amounts) Gasoline available at all stores on a self-service basis and generally sold under the Casey’s name Each store typically includes 4 to 8 islands of gasoline dispensers Movements in wholesale petroleum costs create volume, price and margin volatility in this category From FY2006-FY2010, gallons grew at a compounded annual rate of 4.1% From FY2006-FY2010, gross profit grew at a compounded annual rate of 9.2% and gas margins expanded 2.4 ¢ per gallon The Company has sustained gas margins above historical targets and expects the favorable gas margin environment will continue Publicly stated FY2011 goal of 13.5 ¢ gasoline margin per gallon Gas Gallons Sold and Gallon Growth 1,094 8% 1,194 9% 1,219 2% 1,242 2% 1,283 3% 2006A 2007A 2008A 2009A 2010A # of Gallons (in mm) % Growth Sales: $2,479 $2,882 $3,570 $3,324 $3,177 % Growth: 33% 16% 24% (7)% (4)% Gross Profit and Gasoline Margin Per Gallon $125 $0.115 $124 $0.104 $169 $0.139 $160 $0.129 $178 $0.139 2006A 2007A 2008A 2009A 2010A Gross Profit ($ in mm) Gasoline Margin Per Gallon ($) Source: Public filings, Casey’s press releases Note: Fiscal year ending April

Grocery and Other Merchandise Category ($ in millions) Products offered include tobacco, ice, beer, soda, sports and energy drinks, salty snacks, candy, dairy, health and beauty aids, school supplies, housewares, pet supplies, photo supplies, automotive products From FY2006-FY2010, sales grew at a compounded annual rate of 8.8% From FY2006-FY2010 gross profit grew at a compounded annual rate of 9.9% and margins expanded over 135bps Sales and Sales Growth $767 9% $853 11% $946 11% $1,010 7% $1,074 6% 2006A 2007A 2008A 2009A 2010A Sales ($ in mm) % Growth Gross Profit and Gross Margin $247 32% $279 33% $313 33% $340 34% $360 34% 2006A 2007A 2008A 2009A 2010A Gross Profit ($ in mm) % Margin Source: Public filings Note: Fiscal year ending April. Excludes Other category

Prepared Food & Fountain Category ($ in millions) Anchored by a proprietary food service program with made-from-scratch pizza and donuts, complemented by a coffee program, fountain drinks, sandwiches and other snacks Pizza is the most popular item offered, complemented by sub-sandwich program Continuous expansions and new product offerings promotes growth in high margin products From FY2006-FY2010, sales grew at a compounded annual rate of 12.5% From FY2006-FY2010, gross profit grew at a compounded annual rate of 12.8% Sales and Sales Growth $229 12% $267 17% $302 13% $336 11% $366 9% 2006A 2007A 2008A 2009A 2010A Sales ($ in mm) % Growth Gross Profit and Gross Margin $144 63% $166 62% $188 62% $206 61% $234 64% 2006A 2007A 2008A 2009A 2010A Gross Profit ($ in mm) % Margin Source: Public filings Note: Fiscal year ending April

Historic Sales and Gross Profit by Category ($ in millions) Sales by Category $3,492 $18 $229 $767 $2,479 2006A $4,025 $23 $267 $853 $2,882 2007A $4,843 $25 $302 $946 $3,570 2008A $4,691 $21 $336 $1,010 $3,324 2009A $4637 $20 $366 $1,074 $3,177 2010A 2006-2010 CAGR Gasoline Grocery & Other Merchandise Sales: 6.4% 8.8% Gross Profit: 9.2% 9.9% Gross Profit by Category $526 $10 $144 $247 $125 2006A $583 $15 $166 $279 $124 2007A $688 $17 $188 $313 $169 2008A $724 $18 $206 $340 $160 2009A $792 $20 $234 $360 $178 2010A Prepared Food & Fountain 12.5% 12.8% Other 3.4% 20.1% Total Company 7.3% 10.8% Source: Public filings Note: Fiscal year ending April

Disclosure Investors and security holders are urged to read the solicitation/recommendation statement with respect to the tender offer and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the tender offer and other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the solicitation/recommendation statement with respect to the tender offer and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045. Casey’s has filed with the SEC a definitive proxy statement and white proxy card in connection with its 2010 Annual Meeting of Shareholders and is mailing the definitive proxy statement and white proxy card to its shareholders shareholders. Investors and security holders are urged to read the definitive proxy statement and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and, when available, other documents that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the definitive proxy statement and, when available, other documents filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045. Additional Information This communication is for informational purposes only and is neither an offer to purchase nor the solicitation of an offer to sell any securities. Casey’s has filed an issuer tender offer statement on Schedule TO and related exhibits regarding its self-tender offer for up to $500 million in value of shares of Casey’s common stock with the SEC. Investors and security holders are urged to read the issuer tender offer statement and related exhibits and, when they become available, any other documents filed with the SEC with respect to Casey’s self tender offer because they contain important information. Investors and security holders may obtain a free copy of the issuer tender offer statement and the related exhibits as well as any other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the issuer tender offer statement and the related exhibits and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045. Certain Information Concerning Participants Casey’s, its directors and executive officers may be deemed to be participants in the solicitation of Casey’s security holders in connection with its 2010 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Casey’s Annual Report on Form 10-K for the year ended April 30, 2010, which was filed with the SEC on June 29, 2010, and its definitive proxy statement for the 2010 Annual Meeting of Shareholders, which was filed with the SEC on August 12, 2010. To the extent holdings of Casey’s securities have changed since the amounts printed in the definitive proxy statement for the 2010 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be btained free of charge from the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com.

Important Information
In response to the tender offer commenced by Alimentation Couche-Tard Inc. (“Couche-Tard”), Casey’s General Stores, Inc. (“Casey’s”) has filed a solicitation/recommendation statement with the Securities and Exchange Commission (the “SEC”).  Investors and security holders are urged to read the solicitation/recommendation statement with respect to the tender offer and, when they become available, any other relevant documents filed with the SEC, because they contain important information.  Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the tender offer and other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the solicitation/recommendation statement with respect to the tender offer and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Casey’s has filed with the SEC a definitive proxy statement and white proxy card in connection with its 2010 Annual Meeting of Shareholders and is mailing the definitive proxy statement and white proxy card to its shareholders. Investors and security holders are urged to read the definitive proxy statement and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and, when available, other documents that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the definitive proxy statement and, when available, other documents filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Additional Information
This communication is for informational purposes only and is neither an offer to purchase nor the solicitation of an offer to sell any securities.  Casey’s has filed an issuer tender offer statement on Schedule TO and related exhibits regarding its self-tender offer for up to $500 million in value of shares of Casey’s common stock with the SEC.  Investors and security holders are urged to read the issuer tender offer statement and related exhibits and, when they become available, any other documents filed with the SEC with respect to Casey’s self tender offer because they contain important information.  Investors and security holders may obtain a free copy of the issuer tender offer statement and the related exhibits as well as any other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the issuer tender offer statement and the related exhibits and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Certain Information Concerning Participants
Casey’s, its directors and executive officers may be deemed to be participants in the solicitation of Casey’s security holders in connection with its 2010 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Casey’s Annual Report on Form 10-K for the year ended April 30, 2010, which was filed with the SEC on June 29, 2010, and its definitive proxy statement for the 2010 Annual Meeting of Shareholders, which was filed with the SEC on August 12, 2010. To the extent holdings of Casey’s securities have changed since the amounts printed in the definitive proxy statement for the 2010 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com.

Forward-Looking Statements
This communication contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements represent our expectations or beliefs concerning future events that may not prove to be accurate.  The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions are used to identify forward-looking statements.  We caution you that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including the risk that our cash balances and cash generated from operations and financing activities will not be sufficient for our future liquidity and capital resource needs, competition in the industry in which we operate, changes in the price or supply of gasoline, tax increases or other changes in the price of or demand for tobacco products, potential liabilities and expenditures related to compliance with environmental and other laws and regulations, the seasonality of demand patterns, weather conditions, future actions by Couche-Tard in connection with its unsolicited tender offer to acquire Casey’s, the risk that disruptions or uncertainty from Couche-Tard’s unsolicited tender offer will divert management’s time and harm Casey’s relationships with our customers, employees and suppliers; the increased indebtedness that the Company has incurred to purchase shares of our common stock in our self tender offer; the price at which we ultimately determine to purchase shares of our common stock in our self tender offer and the number of shares tendered in such offer; the price and time at which we may make any additional repurchases of our common stock following completion of our self tender offer as well as the number of shares acquired in such repurchases and the terms, timing, cost and interest rate on any indebtedness incurred to fund such repurchases; and the other risks and uncertainties included from time to time in our filings with the SEC.  We further caution you that other factors we have not identified may in the future prove to be important in affecting our business and results of operations.  We ask you not to place undue reliance on any forward-looking statements because they speak only of our views as of the statement dates.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.